Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2023				2022						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD
Sales	$14,487	$15,035	$15,962	$45,485	$15,901	$14,593	$14,959	$45,453	$13,830	$59,283	7%	–

Costs, Expenses and Other
Cost of sales	3,926	4,024	4,264	12,214	5,380	4,216	3,934	13,530	3,881	17,411	8%	-10%
Selling, general and administrative	2,479	2,702	2,519	7,700	2,323	2,512	2,520	7,355	2,687	10,042	–	5%
Research and development	4,276	13,321	3,307	20,904	2,576	2,798	4,399	9,773	3,775	13,548	-25%	*
Restructuring costs	67	151	126	344	53	142	94	288	49	337	34%	19%
Other (income) expense, net	89	172	126	388	708	438	429	1,576	(75)	1,501	-71%	-75%
Income (Loss) Before Taxes	3,650	(5,335)	5,620	3,935	4,861	4,487	3,583	12,931	3,513	16,444	57%	-70%
Income Tax Provision	825	637	870	2,332	554	538	330	1,423	495	1,918
Net Income (Loss)	2,825	(5,972)	4,750	1,603	4,307	3,949	3,253	11,508	3,018	14,526	46%	-86%
Less: Net Income (Loss) Attributable to Noncontrolling Interests	4	3	5	12	(3)	5	5	6	1	7
Net Income (Loss) Attributable to Merck & Co., Inc.	$2,821	$(5,975)	$4,745	$1,591	$4,310	$3,944	$3,248	$11,502	$3,017	$14,519	46%	-86%

Earnings (Loss) per Common Share Assuming Dilution (1)	$1.11	$(2.35)	$1.86	$0.62	$1.70	$1.55	$1.28	$4.53	$1.18	$5.71	45%	-86%

Average Shares Outstanding Assuming Dilution (1)	2,551	2,539	2,546	2,549	2,537	2,540	2,542	2,540	2,548	2,542
Tax Rate	22.6%	-11.9%	15.5%	59.3%	11.4%	12.0%	9.2%	11.0%	14.1%	11.7%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the company recorded a net loss in the second quarter of 2023, no potential dilutive common shares were used in the computation of loss per common share assuming dilution as the effect would have been anti-dilutive.

MERCK & CO., INC.

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022 GAAP TO NON-GAAP RECONCILIATION

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Adjustment Subtotal	Non-GAAP
Third Quarter
Cost of sales	$3,934	446		54				500	$3,434
Selling, general and administrative	2,520	22		26				48	2,472
Research and development	4,399	902		1				903	3,496
Restructuring costs	94			94				94	–
Other (income) expense, net	429	(26)				350		324	105
Income Before Taxes	3,583	(1,344)		(175)		(350)		(1,869)	5,452
Income Tax Provision (Benefit)	330	(302	)(3)	(35	)(3)	(77	)(3)	(414)	744
Net Income	3,253	(1,042)		(140)		(273)		(1,455)	4,708
Net Income Attributable to Merck & Co., Inc.	3,248	(1,042)		(140)		(273)		(1,455)	4,703
Earnings per Common Share Assuming Dilution	$1.28	(0.40)		(0.06)		(0.11)		(0.57)	$1.85

Tax Rate	9.2%								13.6%

Sep YTD
Cost of sales	$13,530	1,577		167				1,744	$11,786
Selling, general and administrative	7,355	137		74				211	7,144
Research and development	9,773	936		30				966	8,807
Restructuring costs	288			288				288	–
Other (income) expense, net	1,576	(138)				1,268		1,130	446
Income Before Taxes	12,931	(2,512)		(559)		(1,268)		(4,339)	17,270
Income Tax Provision (Benefit)	1,423	(587	)(3)	(97	)(3)	(281	)(3)	(965)	2,388
Net Income	11,508	(1,925)		(462)		(987)		(3,374)	14,882
Net Income Attributable to Merck & Co., Inc.	11,502	(1,925)		(462)		(987)		(3,374)	14,876
Earnings per Common Share Assuming Dilution	$4.53	(0.76)		(0.18)		(0.39)		(1.33)	$5.86

Tax Rate	11.0%								13.8%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends.  Management believes that providing non-GAAP information enhances investors’ understanding of the company’s results because management uses non-GAAP measures to assess performance.  Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics.  In addition, senior management’s annual compensation is derived in part using a non-GAAP pretax income metric.  The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets.  Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to acquisitions and divestitures.  Amounts included in research and development expenses for the three and nine month periods primarily reflect $887 million of intangible asset impairment charges largely related to nemtabrutinib, which was obtained as part of the 2020 ArQule, Inc. acquisition, and expenses for the amortization of intangible assets.  Amounts included in other (income) expense, net, for the three and nine month periods primarily reflect royalty income and a decrease in the estimated fair value measurement of liabilities for contingent consideration related to the prior termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represents the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

THIRD QUARTER 2023

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	3Q 2023	3Q 2022	% Change	3Q 2023	3Q 2022	% Change	3Q 2023	3Q 2022	% Change
TOTAL SALES (1)	$15,962	$14,959	7	$7,715	$7,322	5	$8,247	$7,637	8
PHARMACEUTICAL	14,263	12,963	10	7,153	6,620	8	7,110	6,343	12
Oncology
Keytruda	6,338	5,426	17	3,795	3,331	14	2,543	2,095	21
Alliance Revenue – Lynparza (2)	299	284	5	153	144	7	146	140	4
Alliance Revenue – Lenvima (2)	260	202	29	160	142	13	100	60	67
Welireg	54	38	43	51	38	35	3		-
Alliance Revenue – Reblozyl	52	39	35	43	32	34	10	7	42
Vaccines (3)
Gardasil / Gardasil 9	2,585	2,294	13	838	957	-12	1,746	1,337	31
ProQuad / M-M-R II / Varivax	713	668	7	567	532	7	146	136	7
Vaxneuvance	214	16	*	182	15	*	33	1	*
RotaTeq	156	256	-39	108	154	-30	48	102	-53
Pneumovax 23	140	131	6	42	68	-39	98	63	55
Vaqta	69	64	8	32	27	18	37	36	1
Hospital Acute Care
Bridion	424	423	-	265	233	14	159	190	-17
Prevymis	157	114	38	70	49	43	87	64	35
Dificid	74	77	-4	69	72	-3	5	6	-20
Zerbaxa	53	43	23	29	24	19	24	19	27
Noxafil	51	62	-18	4	13	-71	47	49	-3
Primaxin	41	63	-35			N/M	41	63	-35
Cardiovascular
Alliance Revenue - Adempas/Verquvo (4)	92	88	5	96	85	13	-4	3	*
Adempas (5)	65	57	15				65	57	15
Virology
Lagevrio	640	436	47				640	436	47
Isentress / Isentress HD	119	161	-27	58	68	-15	61	93	-35
Neuroscience
Belsomra	58	62	-6	23	20	12	35	42	-15
Immunology
Simponi	179	173	3				179	173	3
Remicade	45	49	-8				45	49	-8
Diabetes (6)
Januvia	581	717	-19	328	332	-1	252	385	-34
Janumet	255	417	-39	43	90	-52	211	327	-35
Other Pharmaceutical (7)	549	603	-9	197	194	2	353	410	-14
ANIMAL HEALTH	1,400	1,371	2	462	475	-3	938	896	5
Livestock	874	829	5	205	186	10	669	643	4
Companion Animal	526	542	-3	257	289	-11	269	253	6
Other Revenues (8)	299	625	-52	100	227	-56	199	398	-50

*200% or greater

N/M - Not Meaningful

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $4,002 million in the third quarter of 2023 and $3,552 million in the third quarter of 2022.

(4) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(5) Net product sales in Merck's marketing territories.

(6) Total Diabetes sales were $924 million in the third quarter of 2023 and $1,231 million in the third quarter of 2022.

(7) Includes Pharmaceutical products not individually shown above.

(8) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities.  Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $65 million in the third quarter of 2023 and $10 million in the third quarter of 2022.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SEPTEMBER YEAR-TO-DATE 2023

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	Sep YTD 2023	Sep YTD 2022	% Change	Sep YTD 2023	Sep YTD 2022	% Change	Sep YTD 2023	Sep YTD 2022	% Change
TOTAL SALES (1)	$45,485	$45,453	-	$21,393	$20,927	2	$24,092	$24,526	-2
PHARMACEUTICAL	40,442	39,826	2	19,840	19,119	4	20,602	20,707	-1
Oncology
Keytruda	18,403	15,487	19	11,142	9,307	20	7,261	6,180	17
Alliance Revenue – Lynparza (2)	884	825	7	439	427	3	445	397	12
Alliance Revenue – Lenvima (2)	734	660	11	476	426	12	258	235	10
Welireg	146	83	77	141	83	70	6		-
Alliance Revenue – Reblozyl (3)	142	124	14	108	87	24	33	37	-10
Vaccines (4)
Gardasil / Gardasil 9	7,015	5,428	29	1,718	1,803	-5	5,297	3,624	46
ProQuad / M-M-R II / Varivax	1,823	1,716	6	1,435	1,337	7	388	379	2
RotaTeq	584	644	-9	381	427	-11	203	218	-7
Vaxneuvance	488	32	*	423	31	*	65	1	*
Pneumovax 23	327	457	-28	105	280	-63	223	177	26
Vaqta	151	134	12	91	72	25	60	62	-3
Hospital Acute Care
Bridion	1,413	1,244	14	841	665	27	572	579	-1
Prevymis	430	310	39	186	136	37	244	174	40
Dificid	215	196	10	199	184	8	16	12	33
Primaxin	174	185	-6	2	1	69	173	185	-6
Noxafil	167	180	-7	29	39	-26	138	141	-2
Zerbaxa	157	120	31	86	64	33	71	55	29
Cardiovascular
Alliance Revenue - Adempas/Verquvo (5)	259	258	-	249	244	2	10	14	-28
Adempas (6)	189	181	5				189	181	5
Virology
Lagevrio	1,236	4,859	-75		1,523	-100	1,236	3,336	-63
Isentress / Isentress HD	377	466	-19	165	196	-16	212	270	-21
Neuroscience
Belsomra	176	199	-11	60	60	-	117	139	-16
Immunology
Simponi	539	540	-				539	540	-
Remicade	144	163	-12				144	163	-12
Diabetes (7)
Januvia	1,642	2,252	-27	842	958	-12	800	1,294	-38
Janumet	937	1,347	-30	182	258	-30	755	1,089	-31
Other Pharmaceutical (8)	1,690	1,736	-3	540	511	6	1,147	1,225	-6
ANIMAL HEALTH	4,347	4,320	1	1,418	1,425	-1	2,929	2,894	1
Livestock	2,530	2,486	2	543	521	4	1,987	1,965	1
Companion Animal	1,817	1,834	-1	875	904	-3	942	929	1
Other Revenues (9)	696	1,307	-47	135	383	-65	561	925	-39

*200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties and a milestone payment of $20 million received in the first quarter of 2022.

(4) Total Vaccines sales were $10,692 million and $8,743 million on a global share basis for September YTD 2023 and 2022, respectively.

(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in Merck's marketing territories.

(7) Total Diabetes sales were $2,826 million and $3,836 million on a global share basis for September YTD 2023 and 2022, respectively.

(8) Includes Pharmaceutical products not individually shown above.

(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities.  Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $118 million and $156 million on a global share basis for September YTD 2023 and 2022, respectively.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2023				2022						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD
TOTAL PHARMACEUTICAL	$12,721	$13,457	$14,263	$40,442	$14,107	$12,756	$12,963	$39,826	$12,180	$52,005	10	2
United States	6,117	6,570	7,153	19,840	6,773	5,726	6,620	19,119	5,871	24,989	8	4
% Pharmaceutical Sales	48.1%	48.8%	50.1%	49.1%	48.0%	44.9%	51.1%	48.0%	48.2%	48.1%
Europe (1)	2,326	2,401	2,497	7,224	3,309	2,677	2,427	8,412	2,494	10,906	3	-14
% Pharmaceutical Sales	18.3%	17.8%	17.5%	17.9%	23.5%	21.0%	18.7%	21.1%	20.5%	21.0%
China	1,694	1,887	1,674	5,255	1,113	1,355	1,419	3,887	1,216	5,102	18	35
% Pharmaceutical Sales	13.3%	14.0%	11.7%	13.0%	7.9%	10.6%	10.9%	9.8%	10.0%	9.8%
Japan	737	652	1,062	2,451	965	1,092	653	2,710	832	3,542	63	-10
% Pharmaceutical Sales	5.8%	4.8%	7.4%	6.1%	6.8%	8.6%	5.0%	6.8%	6.8%	6.8%
Asia Pacific (other than China and Japan)	703	705	636	2,045	786	854	702	2,342	691	3,034	-9	-13
% Pharmaceutical Sales	5.5%	5.2%	4.5%	5.1%	5.6%	6.7%	5.4%	5.9%	5.7%	5.8%
Latin America	470	566	696	1,731	435	453	511	1,399	472	1,871	36	24
% Pharmaceutical Sales	3.7%	4.2%	4.9%	4.3%	3.1%	3.6%	3.9%	3.5%	3.9%	3.6%
Eastern Europe/Middle East/Africa	381	370	301	1,052	450	339	360	1,149	320	1,469	-16	-8
% Pharmaceutical Sales	3.0%	2.7%	2.1%	2.6%	3.2%	2.7%	2.8%	2.9%	2.6%	2.8%
Canada	141	127	133	401	189	166	166	521	158	678	-20	-23
% Pharmaceutical Sales	1.1%	0.9%	0.9%	1.0%	1.3%	1.3%	1.3%	1.3%	1.3%	1.3%
Other	152	179	111	443	87	94	105	287	126	414	6	54
% Pharmaceutical Sales	1.2%	1.6%	0.9%	0.9%	0.6%	0.6%	0.9%	0.7%	1.0%	0.8%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	3Q23	3Q22	Sep YTD 2023	Sep YTD 2022
Interest income	$(73)	$(40)	$(295)	$(62)
Interest expense	317	244	836	727
Exchange losses	85	96	208	220
Loss (income) from investments in equity securities, net (1)	33	371	(240)	1,361
Net periodic defined benefit plan (credit) cost other than service cost	(138)	(60)	(364)	(208)
Other, net	(98)	(182)	243	(462)
Total	$126	$429	$388	$1,576

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds.  Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while gains and losses from ownership interests in investment funds are accounted for on a one quarter lag.